April 24, 1998


                               SUPPLEMENT TO THE
                     PIONEER INDEPENDENCE PLANS PROSPECTUS
                              DATED MARCH 16, 1998





The following information supplements the corresponding section in the Prospectus.

MAKING INVESTMENTS AHEAD OF SCHEDULE TO COMPLETE A PLAN EARLY

     A Planholder normally makes 12 scheduled investments each calendar year.
A Planholder who wishes to complete his or her Plan ahead of schedule may make up to 36 monthly Plan investments in advance of their normal due date during the life of his or her Plan. Normally, no more than 24 investments may be made in any one calendar year (including the current investment). Monthly Plan investments may be accrued and periodically paid in a lump sum to make a Plan that is in arrears current (see "Planholders May Qualify for Reduced Sales Charges"). These prepayment rules may be waived for a transfer or rollover of an IRA into a Plan or in the event of the death of the Planholder. There is no reduction in the Creation and Sales Charge for advance investments.



                                                                       0498-5223
                                              (C)Pioneer Funds Distributor, Inc.